GOLD BANK
                                      FUNDS

                                   Prospectus


                                  April 1, 2003
                          (as amended August 7, 2003)


                              Gold Bank Equity Fund

                          Gold Bank Money Market Fund



                                    GOLD BANK
                                      FUNDS

                            Mutual funds managed by
                         Gold Capital Management, Inc.,
                  a subsidiary of Gold Banc Corporation, Inc.



            Shares of the Funds have not been approved or disapproved
                              by the Securities and
                   Exchange Commission nor has the Commission
                         passed on the adequacy of this
                         Prospectus. Any representation
                     to the contrary is a criminal offense.


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PROSPECTUS                             April 1, 2003 (as amended August 7, 2003)
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                                                        Toll-Free 1-800-481-2591

Gold Bank Equity Fund
Gold Bank Money Market Fund


Investment Advisor, Distributor and Manager:

Gold Capital Management, Inc.
Overland Park, Kansas


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TABLE OF CONTENTS
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                                                                            Page
Information About the Funds
  Investment Objectives, Principal Investment Strategies and Risks. . . . . .  2
     Gold Bank Equity Fund. . . . . . . . . . . . . . . . . . . . . . . . . .  2
     Gold Bank Money Market Fund. . . . . . . . . . . . . . . . . . . . . . .  3
  Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
  Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
  Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
  Investment Advisor, Distributor and Manager . . . . . . . . . . . . . . . .  7
  Financial Highlights. . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

Information About Investing
  How to Purchase Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .  8
  How to Redeem Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
  Additional Policies about Transactions. . . . . . . . . . . . . . . . . . .  9
  Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
  How Share Price is Determined. . . . . . . . . . . . . . . . . . . . . . .  10
  Dividends, Distributions and their Taxation. . . . . . . . . . . . . . . .  11
  Conducting Business with the Gold Bank Funds . . . . . . . . . . . . . . .  12

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INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
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GOLD BANK EQUITY FUND

Investment Objectives

     The Fund's primary investment objective is to achieve long-term growth of capital. Its secondary objective is to provide current income from dividends or interest. These investment objectives may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

     The Fund maintains a diversified portfolio of investments and normally invests at least 80% of its net assets in domestic equity securities. Equity securities include common stocks, which represent a share of the ownership of a company. The value of a company's common stock is based on the success of the company's business, any income paid to stockholders, the value of the company's assets, general market conditions and the expectations of investors.

     The Fund may invest in securities of companies of any size market capitalization (share price multiplied by the number of common stock shares outstanding), including a significant portion of its assets in smaller companies (those with market capitalization less than $2 billion at time of purchase). Normally, however, the majority of the Fund's investments are in mid-cap and large-cap stocks.

     The Fund buys equity securities of companies that the adviser believes are valuable because they offer opportunities for above-average growth in revenues, earnings or dividends, or because they have valuable market share, a positive management track record, assets, franchises, trademarks or other attributes that suggest that the company's business outlook is favorable. The adviser performs fundamental investment analysis that generally focuses on five quantitative selection criteria, in an effort to identify companies whose securities are available at favorable prices:

     -    a  company's  price-to-cash  flow  ratios,
     -    solid,  understandable  and  improving  financials,
     -    positive  insider  trading  activity,
     -    appropriate  tax  rates  and
     - sales growth that is rising faster than receivables and/or inventory growth.

     As part of the adviser's investment selection process, the adviser also considers the overall economic climate and the business cycle, as well as the outlook for various industries and sectors. The Fund does not concentrate its investments in any single industry.

     The Fund generally sells securities when the adviser believes that they no longer provide attractive opportunities for capital growth or income due to changes in the company's fundamental financial characteristics, changes in the outlook for the relevant marketplace, industry or sector, or deterioration in firm management or the execution of the company's business strategy. Although the Fund may also sell a security to take profits, or when its price rises to a level where the adviser believes that there may be greater opportunities for capital growth elsewhere, the Fund generally favors a "buy and hold" approach and does not engage in frequent trading, subject to changes in market conditions.

     The Fund seeks to achieve its secondary objective of income by investing in stocks that pay dividends. The Fund is also authorized to invest up to 20% of its net assets in non-equity securities, including securities that are convertible into equity securities, or in fixed-income securities that may provide income, such as high grade corporate bonds, government securities, or money market funds and money market instruments.

--------------------------------------------------------------------------------
The shares offered by this Prospectus are not deposits or obligations of, nor guaranteed by, Gold Banc Corporation, Inc. or any other banking institution. They are not federally insured by the Federal Deposit Insurance Corporation
(FDIC) or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.
--------------------------------------------------------------------------------

     The Fund generally holds some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in those types of investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its primary investment objective and, instead, will focus on preserving its assets.

Principal Risks
     Market Risks. The principal risk of investing in the Fund is that equity securities, including common stocks, are subject to market, economic and business risks that will cause their prices to fluctuate over time. Different types of investments tend to shift in and out of favor depending on market and economic conditions. While common stocks have historically been a leading choice of long-term investors, stock prices may decline over short or even extended periods. Therefore, the value of your investment in the Fund may go down and you could lose money.

     In addition, the Fund's investment success depends on the skill of the investment adviser in evaluating, selecting and monitoring the Fund's assets. If the adviser's conclusions about growth rates or stock values are incorrect, the Fund may not perform as anticipated.

     Small and Mid-Sized Company Risks. Smaller and mid-sized company securities have traditionally been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and mid-sized companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of these companies to changing economic conditions.

     Smaller and mid-sized companies also may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies, and to some extent mid-sized companies, may involve substantial risk and should be considered speculative.

     More detailed information about the Fund, its investment policies and risks can be found in the Fund's Statement of Additional Information, which is available upon request from the Fund at no charge.

GOLD BANK MONEY MARKET FUND

Investment Objective
     The Fund's investment objective is to earn the maximum amount of income that is consistent with maintaining the safety and liquidity of the Fund's assets, and to maintain a constant net asset value of $1 per share. This investment objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies
     The Fund pursues its objective by investing in high quality, short-term debt instruments (money market securities) in a manner that meets the federal requirements for quality, maturity and diversification applicable to money market mutual funds. Examples of these securities are as follows:
     - U.S. Government Securities: Direct obligations of the U.S. government, such as Treasury bills, notes or bonds.

     - U.S. Government Agency Securities: Obligations of U.S. government agencies and instrumentalities that are secured by the full faith and credit of the U.S. Treasury; or that are secured by the right of the issuer to borrow from the U.S. Treasury; or that are supported by the credit of the particular government agency or instrumentality.

     -    Bank  Obligations:  Domestic  short-term  obligations issued by larger
          U.S. commercial banks and savings and loan associations that are members of the Federal Deposit Insurance Corporation, or holding companies of such banks and associations. Bank obligations may include fixed, floating or variable rate certificates of deposit, letters of credit, time deposits, bank notes and bankers' acceptances.

     - Commercial Paper: Short-term obligations of a bank, corporation, or other borrower that meet the Fund's high credit-quality standards.

     - Repurchase Agreements: Agreements to buy securities (usually government securities) and then sell the securities back after a short period of time at a higher price. The Fund normally enters into overnight repurchase agreements.

     The Fund maintains a dollar weighted average portfolio maturity of 90 days or less and only buys securities with remaining maturities of 397 days or less. Also, the Fund only buys securities that the adviser determines present minimal credit risks and are rated in the top two short-term ratings by nationally recognized ratings services (or comparable unrated securities).

Principal Risks

     Credit Risks: Changes in an issuer's financial strength or credit rating may affect a security's value. In addition, it is possible that an issuer of a money market security may be unable to make interest and/or principal payments that are payable to the Fund. Financial services companies such as banks are highly dependent on the supply of short-term financing. The value of securities issued by financial services companies can be sensitive to changes in government regulation, interest rates and to economic downturns.

     Interest Rate Risks. Interest rate changes are unpredictable and occur in response to general economic conditions and also as a result of actions by the Federal Reserve Board. A reduction in short-term interest rates will normally result in reduced interest income to the Fund and reduced dividends payable to shareholders. An increase in short-term interest rates will normally have the effect of increasing dividends to shareholders.

     Investments in the Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund seeks to maintain its share price at $1.00, the yield earned by the Fund will fluctuate and it is possible to lose money by investing in the Fund.

     More detailed information about the Fund, its investment policies, credit standards, and risks can be found in the Fund's Statement of Additional Information, which is available upon request from the Fund at no charge.

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PERFORMANCE
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     The  following  bar  charts and tables show each Fund's performance for the past calendar year. This section will be updated each year to include performance information and will show the variability of the Funds' returns and provide some indication of the risks of an investment in the Funds. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

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GOLD BANK EQUITY FUND
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CHART - Annual Total Return as of December 31, 2002
================================================================================

The Fund's average annual total return for the six month period ended June 30, 2003 was 10.86%.

Best Quarter:  4th Quarter 2002 =   9.27%
Worst Quarter: 3rd Quarter 2002 = -15.73%

Average Annual Total Return as of December 31, 2002
-------------------------------------------------------------------------
                                                                1 Year(1)
-------------------------------------------------------------------------
Gold Bank Equity Fund
  Return Before Taxes. . . . . . . . . . . . . . . . . . . .      -6.90%

  Return After Taxes on Distributions(2) . . . . . . . . . .      -7.29%

  Return After Taxes on Distributions and
    Sale of Fund Shares(2,3) . . . . . . . . . . . . . . . .      -4.20%

S&P 500 Index4  . . . . . . . . . . . . . . . . . . . . . .      -22.10%

Lipper Multi-Cap Value Fund(4). . . . . . . . . . . . . . .      -17.61%

Morningstar US Value Index(4) . . . . . . . . . . . . . . .      -13.68%
=========================================================================


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GOLD BANK MONEY MARKET FUND
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CHART - Annual Total Return as of December 31, 2002
================================================================================

The Fund's average annual total return for the six month period ended June 30, 2003 was .38%.

Best Quarter:  2nd Quarter 2002 = .33%
Worst Quarter: 4th Quarter 2002 = .28%

Average Annual Total Return as of December 31, 2002
================================================================================
                                                                1 Year(1)
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Gold Bank Money Market Fund Return Before Taxes . . . . . .       1.24%
================================================================================

(1)  The  Funds  began  operations  on  January  1,  2002
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) The return after taxes on distribution and sale of fund shares is higher than the return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.
(4) Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. The Lipper Multi-Cap Value Index is comprised of mutual funds investing in stocks of companies of various size, normally those that are considered undervalued relative to major stock market indices. The Morningstar US Value Index tracks the performance of stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends.

     An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Yield information is generally available for the Money Market Fund by calling the Fund toll free at 1-800-481-2591.

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FEES AND EXPENSES
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The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

-----------------------------------------------------------------------------------------------
                                                                 Gold Bank        Gold Bank
                                                                Equity Fund   Money Market Fund
-----------------------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment)
  Maximum Sales Charge (Load) Imposed on Purchases . . . . . .        None          None
  Maximum Deferred Sales Charge (Load) . . . . . . . . . . . .        None          None
  Maximum Sales Charge (Load) Imposed on Reinvested Dividends.        None          None
  Redemption Fee . . . . . . . . . . . . . . . . . . . . . . .        None          None
  Exchange Fee . . . . . . . . . . . . . . . . . . . . . . . .        None          None

Annual Fund Operating Expenses
(expenses deducted from Fund assets)
  Management Fees. . . . . . . . . . . . . . . . . . . . . . .          .75%         .50%
  Distribution (12b-1) Fees. . . . . . . . . . . . . . . . . .          .25%         None
  Other Expenses . . . . . . . . . . . . . . . . . . . . . . .         2.20%         .15%
                                                                  -------------------------
  Total Net Expenses . . . . . . . . . . . . . . . . . . . . .         3.20%         .65%
  Less Manager's Fee Waiver/Payments*. . . . . . . . . . . . .        (2.15%)       (.10%)
                                                                  -------------------------
  Net Expenses . . . . . . . . . . . . . . . . . . . . . . . .         1.05%         .55%
                                                                  =========================

* The Funds' Manager has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Funds to the level described above under Net Expenses for a period ending April 30, 2004. This arrangement may be renewed on an annual basis.

Examples

     The following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                             Gold Bank        Gold Bank
                                            Equity Fund   Money Market Fund
--------------------------------------------------------------------------------
1 Year . . . . . . . . . . . . . . . . .    $        107  $               56
3 Years. . . . . . . . . . . . . . . . .             784                 198
5 Years. . . . . . . . . . . . . . . . .           1,489                 352
10 Years . . . . . . . . . . . . . . . .           3,355                 801
--------------------------------------------------------------------------------

     Please note that the One Year example reflects the effect of the Manager's expense limitation agreement and only the first year in the Three Years, Five Years and Ten Years examples reflects the effect of the Manager's expense limitation agreement. The amounts for the second through tenth years assume that no expense limitation agreement was continued. If the expense limitation agreement was continued, the Three Years, Five Years and Ten Years expense example amounts for the Equity Fund would be $334, $579 and $1,283, respectively and the Three Years, Five Years and Ten Years expense example amounts for the Money Market Fund would be $176, $307 and $689, respectively.

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MANAGEMENT
--------------------------------------------------------------------------------

     The management and affairs of the Funds are supervised by the Gold Bank Funds Board of Trustees under the laws of the State of Delaware. The Trustees have approved agreements under which, as described below, certain companies provide essential management, administrative and investment advisory services to the Funds.

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INVESTMENT ADVISOR, DISTRIBUTOR AND MANAGER
--------------------------------------------------------------------------------

     Gold Capital Management, Inc., ("Gold Capital"), 10975 El Monte, Suite 225, Overland Park, Kansas 66211, serves as the investment advisor, distributor and manager of each Fund. As investment advisor, Gold Capital provides each Fund with professional investment supervision and management. As manager, Gold Capital provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Funds. Gold
Capital serves in its capacity as investment advisor and manager under a management agreement entered into with Gold Bank Funds on behalf of each Fund. The management agreement provides for each Fund to pay the Advisor a monthly fee equal on an annual basis to a percentage of its average daily net assets as follows: 0.75% for the Gold Bank Equity Fund and 0.50% for the Gold Bank Money Market Fund.

     The manager has entered into a contractual agreement through April 30, 2004 to waive fees and/or bear Fund expenses in order to limit the Fund's total operating expenses to the amounts shown in the fee tables on page 6. Thereafter, the manager may determine to continue to control Fund operating expenses under a contractual or voluntary arrangement, or it may end the arrangement. If a Fund's assets grow to a point where waivers or expense payments are no longer necessary in order to meet the contractually agreed upon cap, the manager may seek to recoup amounts it waived or paid, but only for a period of three years from the date the amount was waived or paid.

     Gold Capital, a wholly owned subsidiary of Gold Banc Corporation, Inc., Overland Park, Kansas, was founded in 1995 and has served as the advisor of the Gold Bank Funds since their inception in January, 2002. In addition to advising and managing the Gold Bank Funds, Gold Capital provides advisory services to a broad variety of individual, corporate and other institutional clients.

     The Gold Bank Equity Fund is managed by David B. Anderson, Senior Vice President of Gold Capital Management, Inc. Mr. Anderson has over 23 years of investment management experience. Prior to joining Gold Capital Management, Inc. in April 2000, Mr. Anderson served as the officer in charge of the Trust Investment division of UMB Bank, n.a., Kansas City, Missouri, from 1978 to 2000.

     The management agreement provides for the Funds to pay for all other services and expenses not specifically assumed by the Advisor. Examples of expenses paid by the Funds include registration fees, foreign custody and accounting fees, Trustees fees and expenses, printing and distribution of shareholder reports, and the fees of outside legal and accounting firms.

     In addition, operating expenses not required in the normal operation of the Funds are also payable by the Funds. These expenses include taxes, interest, governmental charges and fees, including registration of the Fund with the Securities and Exchange Commission, and the fees payable to various states, brokerage costs, dues, and all extraordinary costs including expenses arising out of anticipated or actual litigation or administrative proceedings.

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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand each Fund's financial performance since inception. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP.

FOR THE YEAR ENDED DECEMBER 31, 2002
Condensed data for a share of beneficial                             GOLD BANK         GOLD BANK
interest outstanding throughout the period.                         EQUITY FUND    MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of year. . . . . . . . . . . . . . . .  $      10.00   $             1.00
                                                                   ----------------------------------
  Income (loss) from investment operations:
    Net investment income . . . . . . . . . . . . . . . . . . . .           .06                  .01
    Net gains (losses) on securities (both realized and unrealized)        (.75)                   -
                                                                   ----------------------------------
  Total from investment operations. . . . . . . . . . . . . . . .          (.69)                 .01
                                                                   ----------------------------------
  Less distributions:
    Dividends from net investment income. . . . . . . . . . . . .          (.06)                (.01)
    Distributions from capital gains. . . . . . . . . . . . . . .          (.04)                   -
                                                                   ----------------------------------
  Total distributions . . . . . . . . . . . . . . . . . . . . . .          (.10)                (.01)
                                                                   ----------------------------------
Net asset value, end of year. . . . . . . . . . . . . . . . . . .  $       9.21   $             1.00
                                                                   ==================================
Total return. . . . . . . . . . . . . . . . . . . . . . . . . . .        (6.90%)                1.24%
                                                                   ==================================
Ratios/Supplemental Data
Net assets, end of year (in thousands). . . . . . . . . . . . . .  $      3,053   $           47,785
Ratio of expenses to average net assets . . . . . . . . . . . . .          1.05%                 .55%
Ratio of expenses to average net assets before
  fee waivers and expense reimbursements. . . . . . . . . . . . .          3.20%                 .65%
Ratio of net investment income to average net assets. . . . . . .          1.02%                1.23%
Ratio of net investment income (loss) to average net assets
  before fee waivers and expense reimbursements . . . . . . . . .        (1.13%)                1.13%
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . .             3%                   -

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HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

12b-1 Distribution Fees

     The Gold Bank Equity Fund has adopted a plan under rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to Buy Shares (see chart on page 12 for details)

     By phone, mail or wire
     Through Automatic Monthly Investments
     Through exchanges with other Gold Bank Funds

Minimum Initial Investment

     $2,500 for most accounts
     $250 for IRA and Uniform Transfer (Gift) to Minors accounts
     $100 with Automatic Monthly Investments
     $2,500 for exchanges with another Gold Bank Fund

Minimum Additional Investments

     $100 for purchases by phone or mail ($1,000 for wire purchases) $100 for Automatic Monthly Investments
     $1,000 for exchanges with another Gold Bank Fund

Minimum Account Size

     You must maintain a minimum account size equal to the current minimum initial investment (usually $2,500). If your account falls below this amount due to redemptions (not market action) we may notify you and ask you to increase the account to the minimum. We will close the account and send your money if you do not bring the account up to the minimum within 60 days after we mail you the notice.

--------------------------------------------------------------------------------
HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem from your Fund account at any time in the following amounts:

     -    any  amount  for  redemptions  requested  by  mail  or  phone
     - $1,000 or more for redemptions wired to your account (there may be a fee)
     - $50 or more for redemptions by a systematic redemption plan (there may be a fee)
     -    $1,000  or  more  for  exchanges  to  another  Gold  Bank  Fund
     - $100 or more for redemptions by automatic monthly exchange to another Gold Bank Fund

     Redemption requests must include the information described in the chart on page 13 and are subject to certain additional policies described below.

--------------------------------------------------------------------------------
ADDITIONAL POLICIES ABOUT TRANSACTIONS
--------------------------------------------------------------------------------

     We cannot process transaction requests that are not complete and in proper form as described in this section and in the chart on pages 12 and 13. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

     If you wish to purchase (or redeem) shares of a Gold Bank Fund through a broker, a fee may be charged by that broker. In addition, you may be subject to other policies or restrictions of the broker such as higher minimum account value, etc.

     Purchases - We may reject orders when not accompanied by payment or when in the best interest of a Fund and its shareholders.

     Redemptions - We try to send redemption proceeds as soon as practical. In any event, we send proceeds by the third business day after we receive a request in good order. We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Under certain circumstances, we may pay you proceeds in the form of readily marketable portfolio securities owned by the Fund. If you receive securities instead of cash, you will be subject to the risk that the securities may fluctuate in price until they are converted to cash, and you may incur brokerage costs when converting them into cash.

     If you request a redemption within 15 days of purchase, we may delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations, only as permitted under federal law.

     Signature Guarantees - You can get a signature guarantee from most banks or securities dealers and certain other financial institutions, but not a notary public. For your protection, we require a guaranteed signature if you request:

     - A redemption check sent to a different payee, bank or address than we have on file.
     - A redemption check mailed to an address that has been changed within the last 30 days.
     -    A  redemption  for  $50,000  or  more  in  writing.
     -    A  change  in  account  registration  or  redemption  instructions.

     Corporations, Trusts and Other Entities - Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

     Exchanges to Another Fund - You must meet the minimum investment requirement of the Fund into which you are exchanging. The names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received proper payment before we will exchange shares. You should review the prospectus of the fund being purchased. Contact your Gold Capital broker or call us for a free copy at 800-481-2591.

     Telephone Services - During periods of increased market activity, you may have difficulty reaching us by telephone. If this happens, contact us by mail. We may refuse a telephone request, including a telephone redemption request. We will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed, the Fund will not be liable for losses due to unauthorized or fraudulent instructions. At our option, we may limit the frequency or the amount of telephone redemption requests. The Funds, or the Advisor do not assume responsibility for the authenticity of telephone redemption requests.

     Shareholder Reports - To help keep the Funds' costs low, we attempt to eliminate duplicate mailings to the same address. When two or more Fund shareholders have the same last name and address, we may send just one Fund report to that address rather than mailing separate reports to each shareholder.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

The following services are also available to shareholders. Please contact your Gold Capital broker or call 800-481-2591 for more information:

     -    Traditional  IRA  accounts
     -    Roth  IRA  accounts
     -    Education  IRA  accounts
     -    Simplified  Employee  Pensions  (SEPs)
     -    Uniform  Transfers  (Gifts)  to  Minors  accounts
     -    Accounts  for  corporations  or  partnerships
     - Prototype Retirement Plans for the self-employed, partnerships and corporations.

--------------------------------------------------------------------------------
HOW SHARE PRICE IS DETERMINED
--------------------------------------------------------------------------------

     Shares of the Funds are purchased or redeemed at the net asset value per share next calculated after your purchase order and payment or redemption order is received by us in good order. In the case of certain institutions which have made satisfactory payment or redemption arrangements with the Funds and have received your purchase order and payment or redemption order, we may process the order at the net asset value per share next effective after receipt of the order by the institution.

     The per share calculation is made by subtracting from a Fund's total assets any liabilities and then dividing into this amount the Fund's total outstanding shares as of the date of the calculation. The net asset value per share is computed once daily for the Equity Fund, Monday through Friday, at 4:00 p.m. (Eastern Time) on days when the Fund is open for business. These generally are the same days that the New York Stock Exchange is open for trading. The New York

Stock Exchange is closed on weekends, national holidays and Good Friday. The net asset value per share for the Money Market Fund is computed at 1:00 p.m. (Eastern Time).

     Securities owned by a Fund are valued using the closing price or the last sale price on the principal exchange or over-the-counter market where they are traded on the date when assets are valued. Where the security is listed on more than one exchange or traded on more than one over-the counter market, the Funds will use the price of that exchange which it generally considers to be the principal exchange on which the stock is traded.

     Short-term instruments maturing within 60 days may be valued at amortized cost. The Gold Bank Money Market Fund values all assets on the basis of amortized cost. When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith by the Board of Trustees or its designated committee.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION
--------------------------------------------------------------------------------

     Distributions - Your distributions will be reinvested automatically in additional shares of the Fund unless you have elected on your original application, or by written instructions filed with the Fund, to have them paid in cash ($10 minimum check amount). There are no fees or sales charges on reinvestments.

     Gold Bank Equity Fund will pay substantially all of its net investment income semiannually, usually in June and December. It is contemplated that substantially all of any net capital gains realized during a fiscal year will be distributed with the fiscal year-end dividend. Gold Bank Money Market Fund will declare a dividend every business day, equal to substantially all of their undistributed net investment income which is pro-rated daily among the shares eligible to receive it. Daily dividends are accumulated and paid monthly. This Fund's policies relating to maturities make it unlikely that they will have capital gains or losses.

     If you buy shares of Gold Bank Equity Fund shortly before the record date of a distribution, please keep in mind that the distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the purchase price back in the form of a taxable distribution.

     Tax Considerations - In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains a Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

     By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person
(including a U.S. resident alien). The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 30.5% of your taxable distributions or sales proceeds for calendar year 2001 after August 6, 2001, 30% for calendar years 2002 and 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

     Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

     In general, when you sell your shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Gold Bank Fund is the same as a sale. However, because the Gold Bank Money Market Fund expects to maintain a $1.00 net asset value per share, investors in this Fund should not have any gain or loss on the sale of its shares.

     Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

--------------------------------------------------------------------------------
CONDUCTING BUSINESS WITH THE GOLD BANK FUNDS
--------------------------------------------------------------------------------

BY PHONE
--------

Contact your Gold Capital broker or 800-481-2591

You must authorize each type of telephone transaction on your account application or the appropriate form, available from us. All account owners must sign. When you call, we may request personal identification and tape record the call.

How to open an account
----------------------

If you already have an account with us and you have authorized telephone exchanges, you may call to open an account in another Gold Bank Fund by exchange ($2,500 minimum). The names and registrations on the accounts must be identical.

How to add to an account
------------------------

You may invest by telephone ($100 minimum). After we receive your telephone call, we will deduct from your checking account the cost of the shares.

Availability of this service is subject to approval by the Fund and participating banks.

How to sell shares
------------------

You may withdraw any amount by telephone ($1,000 minimum if wired). We will send funds only to the address or bank account on file with us. Provide the Fund's name, your account number, the names of each account owner (exactly as registered), and the number of shares or dollar amount to be redeemed. For wires, also provide the bank name and bank account number.

How to exchange shares
----------------------

You may exchange shares ($1,000 minimum or the initial minimum fund requirement) for shares in another Gold Bank Fund. The shares being exchanged must have been held in open account for 15 days or more.


BY MAIL
-------

Gold Capital Management
P.O. Box 7410
Overland Park, Kansas 66207

How to open an account
----------------------

Complete and sign the application included with this Prospectus. Your initial investment must meet the minimum amount and you must specify the Fund in which you want to invest. Make your check payable to Pershing.

How to add to an account
------------------------

Make your check ($100 minimum) payable to Pershing and mail it to us. Always identify your account number or include the detachable coupon (from your confirmation statement).

How to sell shares
------------------

In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or the dollar amount to be redeemed. We will send funds only to the address of record.

How to exchange shares
----------------------

In a letter, include the genuine signature of each registered owner, the Fund name and your account number, the number of shares or dollar amount to be exchanged ($1,000 minimum) and the Gold Bank Fund into which the amount is being transferred.

BY WIRE
-------

State Street Bank
Kansas City, Missouri
   ABA #101003621

For Gold Bank Funds/
   AC=8907534329

Please provide your fund number, account number and name on account.

How to open an account
----------------------

Call us first to get an account number. We will require information such as your Social Security or Taxpayer Identification Number, the amount being wired ($2,500 minimum), and the name and telephone number of the wiring bank. Then tell your bank to wire the amount.

How to add to an account
------------------------

Wire share purchases ($1,000 minimum) should include the names of each account owner, your account number and the Gold Bank Fund in which you are purchasing shares. You should notify us by telephone that you have sent a wire purchase order to State Street Bank.

How to sell shares
------------------

Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account. A minimal fee may be deducted. If we receive your request before 4:00 p.m. (Eastern Standard Time) we will normally wire funds the following business day. If we receive your request later in the day, we will normally wire funds on the second business day. Contact your bank about the time of receipt and availability.

How to exchange shares
----------------------

Not applicable.


THROUGH AUTOMATIC TRANSACTION PLANS
-----------------------------------

You must authorize each type of automatic transaction on your account application or complete an authorization form, available from us upon request. All registered owners must sign.

How to open an account
----------------------

Not applicable.

How to add to an account
------------------------

Automatic Monthly Investment:

You may authorize automatic monthly investments in a constant dollar amount ($100 minimum) from your checking account. We will draft your checking account on the same day each month in the amount you authorize.

How to sell shares
------------------

Systematic Redemption Plan:

You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. A fee of $1.50 or less may be charged for each withdrawal. You must own shares in an open account valued at $10,000 when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. We will continue withdrawals until your shares are gone or until the Fund or you cancel the plan.

How to exchange shares
----------------------

Monthly Exchanges:

You may authorize monthly exchanges from your account ($100 minimum) to another Gold Bank Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service. You must own shares in an open account valued at $2,500 or more when you first authorize monthly exchanges.

GOLD BANK FUNDS
  Equity Fund
  Money Market Fund

INVESTMENT ADVISOR, DISTRIBUTOR AND MANAGER
  Gold Capital Management, Inc.
  Overland Park, Kansas

AUDITORS
  Ernst & Young, LLP
  Kansas City, Missouri

LEGAL COUNSEL
  Stradley, Ronon, Stevens & Young, LLP
  Philadelphia, Pennsylvania

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT
  State Street Bank and Trust Co.
  Kansas City, Missouri




ADDITIONAL INFORMATION

     The Statement of Additional Information (SAI) contains additional information about the Funds and is incorporated by reference into this Prospectus. The Funds' annual and semi-annual reports to shareholders contain additional information about the Funds' investments. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.
     You may obtain a free copy of these documents by contacting the Funds by telephone, mail or e-mail as shown below. You also may call the toll-free number given below to request other information about the Funds and to make shareholder inquiries.
     You may review and copy the SAI and other information about the Funds by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC (1-202-942-8090) or by accessing the EDGAR database or visiting the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, DC 20549-0102.

SEC REGISTRATION NUMBERS

811-10465  Equity Fund
811-10465  Money Market Fund


                                    GOLD BANK
                                      FUNDS

                                  P.O. Box 7410
                          Overland Park, Kansas 66207

                    Contact your Gold Capital broker or call
                             toll free 800-481-2591

                                www.goldbank.com


                                      08/03